SUPPLEMENT DATED DECEMBER 17, 2013 TO
                     THE PROSPECTUS DATED DECEMBER 12, 2013

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1120

            EUROPEAN HIGH DIVIDEND PORTFOLIO, SERIES 1 (THE "TRUST")
                              FILE NO. 333-192100

      Notwithstanding anything to the contrary in the Prospectus, the fifth paragraph under the "Security Selection" section on page 3 of the Prospectus is hereby replaced with the following:

      The final portfolio will contain 30-40 securities and no security will represent more than 5% of the portfolio as of the initial date of deposit (the "Inception Date"). The portfolio, as of the security selection date, has total country weights and total sector weights similar to those in the Russell Developed Europe Index.

                       Please keep for future reference.